UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2009

MyScreen Mobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20675	23-2932617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Yorkville Ave, Suite 300, Toronto, Ontario, Canada	M5R 1B9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 866-936-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective  September 15, 2009, Raghunath. Kilambi resigned from his position as Chief Financial Officer of MyScreen Mobile, Inc., a Delaware corporation (“My Screen”), however, Mr. Kilambi remains a director of MyScreen.  MyScreen’s Board of Directors has appointed Bruce MacInnis to serve as the Company’s new Chief Financial Officer effective immediately.

Mr. MacInnis, 51, was formerly Chief Financial Officer and Corporate Secretary of Business Propulsion Systems Inc. from 2008 to 2009.  Prior to this, he was EVP, Chief Financial Officer and Corporate Secretary of Bioscrypt, Inc. from 2001 to 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My Screen Mobile, Inc.

By:	/s/ Maurizio Angelone
Maurizio Angelone, Chief Executive Officer

Date: September 15, 2009

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